SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

3 EASY WAYS TO MAKE YOUR ELECTION

To vote by Internet • Read the Proxy Statement/Prospectus and have this card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not mail this card	To vote by Telephone • Read the Proxy Statement/Prospectus and have this card at hand • Call toll-free at 1-888-221-0697 • Follow the recorded instructions • Do not mail this card	To vote by Mail • Read the enclosed information and have this card at hand • Check the appropriate boxes on reverse • Sign and date instruction card • Return promptly in the enclosed envelope

EACH CONTRACT OWNER’S VOTE IS IMPORTANT!

PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on October 24, 2007, and at any adjournments thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

Voting Instruction Card must be signed and dated below.

Dated 2007

Signature(s) (if held jointly)	(Sign in the Box)
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink.     ☒

The Board of Trustees recommends that you vote “FOR” the Proposal.

	FOR	AGAINST	ABSTAIN

1.      To consider and vote upon an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value (the “Acquired Fund”), a series of the Legg Mason Partners Variable Equity Trust (the “Trust”), in exchange for shares of Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”), a series of the Trust (the “Reorganization”) to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund as a series of the Trust.

	☐	☐	☐

2. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO - LARGE

CAP GROWTH AND VALUE

OCTOBER 24, 2007 AT 11:00 A.M.

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value (the “Acquired Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), hereby appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Munchu and Rocco Del Guerico attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund (the “Special Meeting”) to be held at the offices of Bingham McCutchen LLP, 339 Park Avenue, Conference Room 21B, New York, New York 10022, on October 24, 2007, at 11:00 a.m., Eastern time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Prospectus/Proxy Statement dated August 16, 2007 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Please complete, sign and return this card as soon as possible.

Dated:

Signature	(Sign in the Box)
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

The Board of Trustees recommends that you vote “FOR” the Proposal.

	FOR	AGAINST	ABSTAIN

1.      To consider and vote upon an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”), a series of the Trust (the “Reorganization”) to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund as a series of the Trust.

	☐	☐	☐

2. To transact any other business which may properly come before the Special Meeting or and adjournments or postponements thereof.

NOTE; YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.